SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): December 30, 2008


                               CEL-SCI CORPORATION
                          ------ --------------------
             (Exact name of Registrant as specified in its charter)


     Colorado                          0-11503                  84-0916344
-------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File No.)         (IRS Employer
of incorporation)                                           Identification No.)

                              8229 Boone Blvd. #802
                                Vienna, VA 22182
                -------------------------------------------------
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (703) 506-9460
                                                           --------------

                                       N/A
                 ----------------------------------------- ----
          (Former name or former address if changed since last report)

Item 1.01   Entry Into a Material Definitive Agreement

Equity Line of Credit
---------------------

     On December 30, 2008, CEL-SCI entered into an equity line of credit agreement with Ascendiant Capital Group, LLC in order to establish a possible source of funding for CEL-SCI. The equity line of credit agreement establishes what is sometimes also referred to as an equity drawdown facility.

     Under the equity line of credit agreement, Ascendiant has agreed to provide CEL-SCI with up to $5,000,000 of funding prior to January 6, 2011. During this period, CEL-SCI may request a drawdown under the equity line of credit by selling shares of its common stock to Ascendiant and Ascendiant will be obligated to purchase the shares. CEL-SCI may request a drawdown once every ten trading days, although CEL-SCI is under no obligation to request any drawdowns under the equity line of credit. There must be a minimum of two trading days between each drawdown request.

     During the ten trading days following a drawdown request, CEL-SCI will calculate the amount of shares it will sell to Ascendiant and the purchase price per share. The purchase price per share of common stock will be based on the daily volume weighted average price of CEL-SCI's common stock during each of the ten trading days immediately following the drawdown date, less a discount of 9%.

     CEL-SCI may request a drawdown by faxing a drawdown notice to Ascendiant, stating the amount of the drawdown and the lowest price, if any, at which CEL-SCI is willing to sell the shares. The lowest price will be set by CEL-SCI's Chief Executive Officer in his sole and absolute discretion.

Calculation of Drawdown Amount, Purchase Price and Number of Shares Sold
------------------------------------------------------------------------

     There is no minimum amount CEL-SCI can draw down at any one time. The maximum amount CEL-SCI can draw down at any one time is an amount equal to:

     o 10% of the total trading volume of CEL-SCI's common stock for the ten trading days prior to the date of the drawdown request, multiplied by

     o the weighted average price of CEL-SCI's common stock for the same ten trading days,

       or any other amount mutually agreed upon by CEL-SCI and Ascendiant.

     On the day following the delivery of the drawdown notice, a valuation period of ten trading days will start:

     o On each of the ten trading days during the valuation period, the number of shares to be sold to Ascendiant will be determined by dividing 1/10 of the drawdown amount by the purchase price on each trading day. The purchase price will be 91% of the volume weighted average price of CEL-SCI's common stock on that day.

     o If the purchase price on any trading day during the ten trading day calculation period is below the minimum price specified by CEL-SCI, then Ascendiant will not purchase any shares on that day, and the drawdown amount will be reduced by 1/10.

     Using the formula described above, if CEL-SCI had requested a drawdown on December 12, 2008, the maximum amount CEL-SCI could draw down during the subsequent ten trading days would have been approximately $72,125. Based upon the volume weighted average of CEL-SCI's common stock during the ten trading days subsequent to December 12, 2008, CEL-SCI would have sold 258,000 shares of its common stock to Ascendiant and would have received proceeds from the sale of these shares of approximately $72,125.

     If CEL-SCI sets a minimum price which is too high and CEL-SCI's stock price does not consistently meet that level during the ten trading days after its drawdown request, the amount CEL-SCI can draw and the number of shares CEL-SCI will sell to Ascendiant will be reduced. On the other hand, if CEL-SCI sets a minimum price which is too low and its stock price falls significantly but stays above the minimum price, CEL-SCI will have to issue a greater number of shares to Ascendiant based on the reduced market price.

Payment for Shares
------------------

     The shares purchased on the ten trading days following a drawdown request will be issued and paid for on the 13th trading day following the drawdown request.

Termination of the Equity Line of Credit Agreement
--------------------------------------------------

     The equity line of credit agreement will be terminated if:

     o CEL-SCI's common stock is de-listed from the American Stock Exchange unless the de-listing is in connection with CEL-SCI's subsequent listing of its common stock on the NASDAQ National Market, the NASDAQ SmallCap Market, the New York Stock Exchange, the OTC Bulletin Board,

     o CEL-SCI files for protection from its creditors under the Federal Bankruptcy laws,

     o The shares which are to be sold to Ascendiant are not covered by an effective registration statement,

     o    Ascendiant fails to honor a drawdown notice, or

     o the equity line of credit agreement violates any other agreement to which CEL-SCI is a party.

General
-------

     On the trading day immediately prior to the date CEL-SCI sends its first drawdown notice to Ascendiant, and in consideration for providing the equity drawdown facility, CEL-SCI will deliver to Ascendiant shares of its common stock equal in number to the amount determined by:

     o    dividing $250,000 by

     o the greater of the weighted average price of CEL-SCI's common stock or the closing bid price of CEL-SCI's common stock on the second trading day immediately preceding the drawdown notice.

     CEL-SCI paid $20,000 to Feldman Weinstein Smith LLP, legal counsel to Ascendiant, for Ascendiant's legal expenses relating to the equity line of credit.

     Ascendiant is entitled to customary indemnification from CEL-SCI for any losses or liabilities it suffers as a result of any breach by CEL-SCI of any provisions of the equity line of credit agreement, or as a result of any lawsuit brought by any shareholder of CEL-SCI, provided the shareholder instituting the lawsuit is not an officer, director or principal shareholder of CEL-SCI.


Item 9.01     Financial Statements and Exhibits

      Exhibit Number    Description
      --------------    -----------

      10(j)             Equity Line of Credit Agreement

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 2, 2009

                                 CEL-SCI CORPORATION



                                 By:  /s/ Patricia B. Prichep
                                     -----------------------------------------
                                     Patricia B. Prichep, Senior Vice President
                                     of Operations

                               CEL-SCI CORPORATION

                                    FORM 8-K

                                    EXHIBITS

                                  EXHIBIT 10(j)

                          SECURITIES PURCHASE AGREEMENT

     This Securities Purchase Agreement (this "Agreement") is dated as of December 30, 2008 by and between Cel-Sci Corporation, a Colorado corporation (the "Company") and Ascendiant Capital Group, LLC (the "Purchaser"). Capitalized terms used in this Agreement and not otherwise defined shall have the meanings ascribed to them in Article 1.

     WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall have the right to issue and sell to Purchaser from time to time as provided herein, and Purchaser shall be obligated to purchase from the Company up to $5,000,000 worth of shares of Common Stock pursuant to the Company's effective registration statement under the Securities Act, file no. 333-151667.

     NOW, THEREFORE, in consideration of the foregoing premises, and the promises and covenants herein contained, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties, intending to be legally bound, hereby agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

     1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings indicated in this Section 1.1:

            "Action" shall have the meaning ascribed to such term in Section 3.1(j).

            "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 144 under the Securities Act. With respect to the Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as the Purchaser will be deemed to be an Affiliate of the Purchaser.

            "Aggregate Purchase Price" shall have the meaning ascribed to such term in Section 6.1(e).

            "Business Day" means any day except Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

            "Commission" means the Securities and Exchange Commission.

            "Commencement Date" shall mean the Trading Day immediately following the date.

            "Commitment Amount" shall have the meaning assigned to such term in
      Section 2.1 hereof.

            "Commitment Period" shall mean the period of 24 consecutive months commencing immediately after the date that the Company files a prospectus supplement disclosing the terms hereunder.

            "Common Stock" means the common stock of the Company, and any other class of securities into which such securities may hereafter be reclassified or changed into.

            "Common Stock Equivalents" means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

            "Company Counsel" means Hart & Trinen, 1624 Washington Street, Denver, Colorado 80206.

            "Consolidation Event" shall mean a sale of all or substantially all of the Company's assets or a merger pursuant to which the holders of the voting securities of the Company prior to the merger do not own a majority of the voting securities of the surviving entity.

            "Disclosure Schedules" means the Disclosure Schedules of the Company delivered concurrently herewith.

            "Draw Down" shall have the meaning assigned to such term in Section 6.1(a) hereof.

            "Draw Down Notice" shall have the meaning assigned to such term in
      Section 6.1(e) hereof.

            "Draw Down Pricing Period" shall mean a period of 10 consecutive Trading Days, beginning on the date specified in the Draw Down Notice and, absent a subsequent suspension notice delivered to the Purchaser on or before the end of the prior Draw Down Pricing Period, beginning on the third Trading Day following the prior Draw down Pricing Period; provided, however, the Draw Down Pricing Period shall not begin before the day on which receipt of such notice is delivered to Purchaser pursuant to Section
      8.3 herein.

            "Draw Down Shares" or "Shares" shall mean the shares of Common Stock issuable pursuant to a Draw Down.

            "DTC" shall have the meaning assigned to such term in Section
      6.1(f).

            "DWAC" shall have the meaning assigned to such term in Section
      6.1(f).

            "Equity Conditions" shall mean, during the period in question, (i) there is an effective and available Registration Statement pursuant to which the Company is permitted to utilize the prospectus thereunder to sell all of the Draw Down Shares (issued and to be issued pursuant to the applicable Draw Down), (ii) the Common Stock is trading on the Trading Market and all of the shares issuable pursuant to the Transaction Documents are listed or quoted (if applicable) for trading on a Trading Market (and the Company believes, in good faith, that trading of the Common Stock on a Trading Market will continue uninterrupted for the foreseeable future), (iii) there is a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock for the issuance of all of the Draw Down Shares (issued and to be issued pursuant to the applicable Draw Down), (iv) the Company, directly or indirectly, has not provided the Purchaser with any material, non-public information that has not been made publicly available in a widely disseminated release; and (v) the issuance in question shall not exceed 4.9% of the then outstanding shares of Common Stock on the date that such Draw Down Shares are issued.

            "Evaluation Date" shall have the meaning ascribed to such term in
      Section 3.1(r).

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

            "FWS" means Feldman Weinstein & Smith LLP with offices located at 420 Lexington Avenue, Suite 2620, New York, New York 10170-0002.

            "GAAP" shall have the meaning ascribed to such term in Section
      3.1(h).

            "Initial Closing" shall have the meaning assigned to such term in
      Section 2.2 hereof.

            "Initial Closing Date" shall have the meaning assigned to such term in Section 2.2 hereof.

            "Intellectual Property Rights" shall have the meaning ascribed to such term in Section 3.1(o).

            "Investment Amount" shall have the meaning assigned to such term in
      Section 6.1(e) hereof.

            "Liens" means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

            "Material Adverse Effect" shall have the meaning assigned to such term in Section 3.1(b).

            "Material Permits" shall have the meaning ascribed to such term in
      Section 3.1(m).

            "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

            "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

            "Purchase Price" shall mean, with respect to Draw Down Shares purchased during each applicable Settlement Period, 91% of the VWAP on the date in question.

            "Purchaser Party" shall have the meaning ascribed to such term in
      Section 4.7.

            "Registration Statement" means the registration statement file no. 333-151667, covering the sale by the Company to the Purchaser of the Draw Down Shares and the shares issuable pursuant to Section 5.2(g) below.

            "Required Approvals" shall have the meaning ascribed to such term in
      Section 3.1(e).

            "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

            "Rule 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

            "SEC Reports" shall have the meaning ascribed to such term in
      Section 3.1(h).

            "Securities" means the Draw Down Shares, and the shares of Common Stock issuable to the Purchaser pursuant to Section 5.2(g) below.

            "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

            "Settlement" shall mean the delivery of the Draw Down Shares into the Purchaser's DTC account via DTC's DWAC system and the Purchaser's delivery of payment therefor.

            "Settlement Date" shall have the meaning assigned to such term in
      Section 6.1(b).

            "Settlement Period" shall have the meaning assigned to such term in
      Section 6.1(b).

            "Subsidiary" means any subsidiary of the Company as set forth on
      Schedule 3.1(a).

            "Threshold Price" shall mean a price specified by the Company in each Draw Down Notice.

            "Trading Cushion" shall mean the mandatory 2 Trading Days between Draw Down Pricing Periods.

            "Trading Day" means a day on which the Common Stock is traded on a Trading Market.

            "Trading Market" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq Capital Market, the American Stock Exchange, the New York Stock Exchange or the Nasdaq Global Market.

            "Transaction Documents" means this Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

            "VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted for trading as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time); (b) if the Common Stock is not listed or traded on a Trading Market but is quoted on the OTC Bulletin Board, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then quoted for trading on a Trading Market or the OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink Sheets" published by Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company.

                                  ARTICLE II.
                                PURCHASE AND SALE

     2.1 Purchase and Sale of Draw Down Shares. Upon the terms and subject to the conditions of this Agreement, at its discretion, the Company may sell and issue to the Purchaser and the Purchaser shall be obligated to purchase from the Company, up to an aggregate of $5,000,000 worth of shares of Common Stock (the "Commitment Amount"), provided that in no event shall the Commitment Amount exceed 24,615,000 shares of Common Stock without first obtaining stockholder approval of such excess issuance.

     2.2 Initial Closing. The execution and delivery of this Agreement and the other agreements referred to herein (the "Initial Closing") shall take place at the offices of FWS, 420 Lexington Avenue, Suite 2620, New York, New York 10170
(i) at 10:00 a.m. local time within 5 Trading Days of the date hereof, or (ii) at such other time and place or on such date as the Purchaser and the Company may agree upon (the "Initial Closing Date"). Each party shall deliver the following documents, instruments and writings at or prior to the Initial
Closing:

          (a) the Company shall deliver or cause to be delivered to the Purchaser the following:

          (i)  this Agreement duly executed by the Company;

          (ii) the legal opinion from Company Counsel, in the form attached hereto as Exhibit B; and

          (iii) the base prospectus in the Registration Statement shall be accepted by FINRA under Rule 2710.

          (b) the Purchaser shall deliver or cause to be delivered to the Company this Agreement duly executed by the Purchaser.


                                  ARTICLE III.
                         REPRESENTATIONS AND WARRANTIES

     3.1 Representations and Warranties of the Company. Except as set forth under the corresponding section of the Disclosure Schedules which Disclosure Schedules shall be deemed a part hereof and to qualify any representation or warranty otherwise made herein to the extent of such disclosure, the Company hereby makes the representations and warranties set forth below to the
Purchaser:

          (a) Subsidiaries. All of the direct and indirect subsidiaries of the Company are set forth on Schedule 3.1(a). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. If the Company has no subsidiaries, then all other references in the Transaction Documents to the Subsidiaries or any of them will be disregarded.

          (b) Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in
     (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a "Material Adverse Effect") and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

          (c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith other than in connection with the Required Approvals. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

          (d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company, the issuance and sale of the Shares and the consummation by the Company of the other transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both)  of,  any  agreement,  credit  facility,  debt  or  other  instrument
     (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

          (e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction

     Documents, other than (i) filings required pursuant to Section 4.4 of this Agreement, (ii) the filing with the Commission of a prospectus supplement to the Registration Statement describing the transactions contemplated hereby, (iii) application(s) to each applicable Trading Market for the listing of the Securities for trading thereon in the time and manner required thereby, and (iv) such filings as are required to be made under applicable state securities laws (collectively, the "Required Approvals").

          (f) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement. The Draw Down Shares and the other shares of Common Stock issuable hereunder will be, upon issuance, duly registered under the Securities Act and will be freely tradable by the Purchaser, subject to any prospectus delivery requirements under Rule 172 under the Securities Act.

          (g) Capitalization. The capitalization of the Company is as set forth on Schedule 3.1(g). Except as shown on Schedule 3.1(g)(i), the Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company's stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company's employee stock purchase plan and pursuant to the conversion or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act, (ii) no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents, (iii) except as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents,and (iv) the issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchaser) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company's capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders.

          (h) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements, registration statements and other documents required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the "SEC Reports") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

          (i) Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report or on Schedule 3.1(i), (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement or as set forth on Schedule 3.1(i), no event, liability or development has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made that has not been publicly disclosed at least 1 Trading Day prior to the date that this representation is made.

          (j) Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

          (k) Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect. None of the Company's or its Subsidiaries' employees is a member of a union that relates to such employee's relationship with the Company, and neither the Company or any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. No executive officer, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (l) Compliance. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

          (m) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not have or reasonably be expected to result in a Material Adverse Effect ("Material Permits"), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

          (n) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance.

          (o) Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the "Intellectual Property Rights"). Neither the Company nor any Subsidiary has received a notice (written or otherwise) that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (p) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage at least equal to the aggregate Commitment Amount. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

          (q) Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, and in Schedule 3.1(q), none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company, is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $60,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee benefits, including stock option agreements under any stock option plan of the Company.

          (r) Sarbanes-Oxley; Internal Accounting Controls. The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability,
     (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms. The Company's certifying officers have evaluated the effectiveness of the Company's disclosure controls and procedures as of the end of the period covered by the Company's most recently filed periodic report under the Exchange Act (such date, the "Evaluation Date"). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the Company's internal control over financial reporting (as such term is defined in the Exchange
     Act) that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

          (s) Certain Fees. Except as set forth on Schedule 3.1(s), no brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchaser shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

          (t) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

          (u) Listing and Maintenance Requirements. The Company's Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

          (v) Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchaser as a result of the Purchaser and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company's issuance of the Securities and the Purchaser's ownership of the Securities.

          (w) Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that, neither it nor any other Person acting on its behalf has provided any of the Purchaser or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Purchaser will rely on the foregoing representation in effecting transactions in securities of the Company. All disclosure furnished by or on behalf of the Company to the Purchaser regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, with respect to the representations and warranties made herein are true and correct with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements, in light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

          (x) No Integrated Offering. Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated. -

          (y) Solvency.  Based on the  financial  condition of the Company as of the Closing Date, (i) the fair saleable value of the Company's assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. The SEC Reports set forth as of the dates thereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, "Indebtedness" shall mean (a) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business),
     (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company's balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and
     (c) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

          (z) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.

          (aa) Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

          (bb) Accountants. The Company's accountants are set forth in the Registration Statement. To the knowledge of the Company, such accountants, who the Company expects will express their opinion with respect to the financial statements to be included in the Company's Annual Report on Form 10-K for the year ended September 30, 2008, are a registered public accounting firm as required by the Exchange Act.

          (cc) Acknowledgment Regarding Purchaser's Purchase of Securities. The Company acknowledges and agrees that each of the Purchaser is acting solely in the capacity of an arm's length purchaser with respect to the
     Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchaser's purchase of the Securities. The Company further represents to the Purchaser that the Company's decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

          (dd) Acknowledgement Regarding Purchaser's Trading Activity. Anything in this Agreement or elsewhere herein to the contrary notwithstanding, it is understood and acknowledged by the Company (i) that the Purchaser has not been asked to agree, nor has Purchaser agreed, to desist from purchasing or selling securities of the Company; and (ii) that past or future open market or other transactions by Purchaser before or after the closing of this Agreement or future private placement transactions, may negatively impact the market price of the Company's publicly-traded securities. The Company further understands and acknowledges that (a) the Purchaser may engage in selling activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Draw Down Shares are being determined and (b) such selling activities could reduce the value of the existing stockholders' equity interests in the Company at and after the time that the selling activities are being conducted. The Company acknowledges that such aforementioned selling activities do not constitute a breach of any of the Transaction Documents.

          (ee) Regulation M Compliance. The Company has not, and will not during the term of this Agreement, and to its knowledge no one acting on its behalf has, or will during the term of this Agreement, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Company's placement agent in connection with the placement of the Securities.

          (ff) FDA. As to each product subject to the jurisdiction of the U.S. Food and Drug Administration ("FDA") under the Federal Food, Drug and Cosmetic Act, as amended, and the regulations thereunder ("FDCA") that is manufactured, packaged, labeled, tested, distributed, sold, and/or marketed by the Company or any of its Subsidiaries (each such product, a
     "Pharmaceutical Product"), such Pharmaceutical Product is being manufactured, packaged, labeled, tested, distributed, sold and/or marketed by the Company in compliance with all applicable requirements under FDCA and similar laws, rules and regulations relating to registration, investigational use, premarket clearance, licensure, or application approval, good manufacturing practices, good laboratory practices, good clinical practices, product listing, quotas, labeling, advertising, record keeping and filing of reports, except where the failure to be in compliance would not have a Material Adverse Effect. There is no pending, completed or, to the Company's knowledge, threatened, action (including any lawsuit, arbitration, or legal or administrative or regulatory proceeding, charge, complaint, or investigation) against the Company or any of its Subsidiaries, and none of the Company or any of its Subsidiaries has received any notice, warning letter or other communication from the FDA or any other governmental entity, which (i) contests the premarket clearance, licensure, registration, or approval of, the uses of, the distribution of, the manufacturing or packaging of, the testing of, the sale of, or the labeling and promotion of any Pharmaceutical Product, (ii) withdraws its approval of, requests the recall, suspension, or seizure of, or withdraws or orders the withdrawal of advertising or sales promotional materials relating to, any Pharmaceutical Product, (iii) imposes a clinical hold on any clinical investigation by the Company or any of its Subsidiaries, (iv) enjoins production at any facility of the Company or any of its Subsidiaries, (v) enters or proposes to enter into a consent decree of permanent injunction with the Company or any of its Subsidiaries, or (vi) otherwise alleges any violation of any laws, rules or regulations by the Company or any of its Subsidiaries, and which, either individually or in the aggregate, would have a Material Adverse Effect. The properties, business and operations of the Company have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of the FDA. The Company has not been informed by the FDA that the FDA will prohibit the marketing, sale, license or use in the United States of any product proposed to be developed, produced or marketed by the

     Company nor has the FDA expressed any concern as to approving or clearing for marketing any product being developed or proposed to be developed by the Company.

     3.2 Representations and Warranties of the Purchaser. Purchaser hereby represents and warrants as of the date hereof and as of each Closing Date to the Company as follows:

          (a) Organization; Authority. Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution, delivery and performance by the Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of the Purchaser. Each Transaction Document to which it is a party has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

          (b) Ordinary Course of Business. Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

          (c) Purchaser Status. At the time the Purchaser was offered the Securities, it was, and at the date hereof it is, either: (i) an "accredited investor" as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a "qualified institutional buyer" as defined in Rule 144A(a) under the Securities Act.

          (d) Experience of Purchaser. Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

                                  ARTICLE IV.
                         OTHER AGREEMENTS OF THE PARTIES

     4.1 No Transfer Restrictions; DWAC Delivery. Securities issued hereunder shall not contain any legend. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that place restrictions on the Securities. All Securities shall be transmitted by the transfer agent of the Company to the Purchaser by crediting the account of the Purchaser's prime broker with the Depository Trust Company System.

     4.2 Furnishing of Information. As long as Purchaser owns any Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as the Purchaser owns any Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchaser and make publicly available in accordance with Rule 144(c) such information as is required for the Purchaser to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the requirements of the exemption provided by Rule 144.

     4.3 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

     4.4 Securities Laws Disclosure; Publicity. The Company shall, by 8:30 a.m. Eastern time on the second Trading Day immediately following the date hereof, issue a Current Report on Form 8-K, disclosing the material terms of the transactions contemplated hereby, and shall attach the Transaction Documents thereto, and, within the time periods required by Rule 424, file a prospectus supplement containing all information required to be contained therein. Other than as required by this Agreement, the Company and the Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor the Purchaser shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of the Purchaser, or without the prior consent of the Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication.

     4.5 Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that the Purchaser is an "Acquiring Person" under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that the Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchaser.

     4.6 Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it nor any other Person acting on its behalf will provide the Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto the Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that the Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

     4.7 Indemnification of Purchaser. Subject to the provisions of this Section 4.7, the Company will indemnify and hold the Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls the Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a "Purchaser Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that any the Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against the Purchaser, or any of its Affiliates, by any stockholder of the Company who is not an Affiliate of the Purchaser, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of the Purchaser's representations, warranties or covenants under the Transaction Documents or any agreements or understandings the Purchaser may have with any such stockholder or any violations by the Purchaser of state or federal securities laws or any conduct by the Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, the Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Purchaser Party except to the extent that
(i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of the Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel for all Purchaser
Parties. The Company will not be liable to any Purchaser Party under this Agreement (i) for any settlement by the Purchaser Party effected without the Company's prior written consent, which shall not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party's breach of any of the representations, warranties, covenants or agreements made by the Purchaser Party in this Agreement or in the other Transaction Documents.

     4.8 Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue Draw Down Shares pursuant to this Agreement.

     4.9 Listing of Common Stock. The Company hereby agrees to use best efforts to maintain the listing of the Common Stock on a Trading Market, and as soon as reasonably practicable following the Initial Closing to list all of the Shares on such Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will include in such application all of the Shares, and will take such other action as is necessary to cause all of the Shares to be listed on such other Trading Market as promptly as possible. The Company will take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Trading Market.

     4.10 Blue Sky Filings. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchaser at the Closing under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of such actions promptly upon request of Purchaser.

     4.11 Accuracy of Registration Statement. On each Settlement Date, the Registration Statement and the prospectus therein (including any prospectus supplement) shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading in light of the circumstances under which they were made; and on such Settlement Date the Registration Statement and the prospectus included therein will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement and the prospectus included therein in reliance upon and in conformity with the information furnished in writing to the Company by the Purchaser specifically for inclusion in the Registration Statement and the prospectus therein.

     4.12 Notice of Certain Events Affecting Registration; Suspension of Right to Request a Draw Down. The Company will promptly notify the Purchaser in writing upon the occurrence of any of the following events: (a) when any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (b) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or prospectus or for additional information; (c) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Securities or the initiation of any Proceedings for that purpose; (d) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (e) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in the Registration Statement or prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, prospectus or other documents so that, in the case of the Registration Statement or the prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (f) the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of the Registration Statement or prospectus; provided that the Company shall not disclose the substance of such corporate development to the Purchaser. The Company shall not deliver to the Purchaser any Draw Down Notice during the continuation of any of the foregoing events. The Company shall promptly make available to the Purchaser any such supplements or amendments to the prospectus, at which time, provided that the registration statement and any supplements and amendments thereto are then effective, the Company may recommence the delivery of Draw Down Notices.

                                   ARTICLE V.
                  CONDITIONS TO INITIAL CLOSING AND DRAW DOWNS

     5.1 Conditions Precedent to the Obligation of the Company to Sell the Shares. The obligation hereunder of the Company to proceed to close this Agreement and to issue and sell the Shares to the Purchaser is subject to the satisfaction or waiver, at or before the Initial Closing, and as of each Settlement Date of each of the conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company in writing at any time in its sole discretion.

          (a) Accuracy of the Purchaser's Representations and Warranties. The representations and warranties of the Purchaser shall be true and correct in all material respects as of the date when made and as of the Initial Closing and as of each Settlement Date as though made at that time (except for representations and warranties that speak as of a particular date, which shall be true and correct in all material respects as of such dates).

          (b) Performance by the Purchaser. The Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchaser at or prior to the Initial Closing and as of each Settlement Date.

          (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

          (d) No Proceedings or Litigation. No material Action shall have been commenced against the Purchaser or the Company or any subsidiary, or any of the officers, directors or affiliates of the Company or any subsidiary, seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

     5.2 Conditions Precedent to the Obligation of the Purchaser to Close. The obligation hereunder of the Purchaser to perform its obligations under this Agreement and to purchase the Shares is subject to the satisfaction or waiver, at or before the Initial Closing, of each of the conditions set forth below. These conditions are for the Purchaser's sole benefit and may be waived by the Purchaser in writing at any time in its sole discretion.

          (a) Accuracy of the Company's Representations and Warranties. Each of the representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Initial Closing as though made at that time (except for representations and warranties that speak as of a particular date, which shall be true and correct in all material respects as of such date).

          (b) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all material covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Initial Closing.

          (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

          (d) No Proceedings or Litigation. No material Action shall have been commenced, against the Purchaser or the Company or any subsidiary, or any of the officers, directors or affiliates of the Company or any subsidiary seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

          (e) Initial Closing Deliveries. The delivery by the Company of the items set forth in Section 2.2(a) of this Agreement.

          (f) AMEX Approval. The American Stock Exchange shall have approved an Additional Shares Listing Application in respect of all shares of Common Stock issuable hereunder, and the Company shall have delivered the Purchaser evidence thereof.

          (g) Commitment Shares. On the Trading Day immediately prior to the commencement of the first Draw Down Pricing Period, in consideration for agreeing to the terms of this Agreement and no additional consideration at such time, the Company shall have delivered to the Purchaser a number of shares of Common Stockequal to $250,000 divided by the greater of the VWAP or the closing bid price of the Common Stock on the second Trading Day immediately preceding the Draw Down Pricing Period. Such shares shall be delivered to the DTC account specified by the Purchaser in writing to the Company.

     5.3 Conditions Precedent to the Obligation of the Purchaser to Accept a Draw Down and Purchase the Shares. The obligation hereunder of the Purchaser to accept a Draw Down request and to acquire and pay for the Shares is subject to the satisfaction at or before each Settlement Date, of each of the conditions set forth below.

          (a) Satisfaction of Conditions to Initial Closing. The Company shall have satisfied at the Initial Closing, or the Purchaser shall have waived at the Initial Closing, the conditions set forth in Section 5.2 hereof.

          (b) No Suspension. Trading in the Common Stock shall not have been suspended by the Commission or the Trading Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the delivery of each Draw Down Notice), and, at any time prior to such Draw Down Notice, trading in securities generally as reported on the Trading Market shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported on the Trading Market unless the general suspension or limitation shall have been terminated prior to the delivery of such Draw Down Notice.

          (c) Material Adverse Effect. No Material Adverse Effect and no Consolidation Event where the successor entity has not agreed to deliver to the Purchaser such shares of stock and/or securities as the Purchaser is entitled to receive pursuant to this Agreement.

          (d) Opinion of Counsel. The Purchaser shall have received an opinion of Company Counsel, substantially in the form of Exhibit B hereto.

          (e) Equity Conditions. During the Draw Down Pricing Period through the Settlement Date, all of the Equity Conditions shall have been met.

                                   ARTICLE VI.
                                 DRAW DOWN TERMS

     6.1 Draw Down Terms. Subject to the satisfaction of the conditions set forth in this Agreement, the parties agree as follows:

          (a) The Company may, in its sole discretion, issue and exercise draw downs against the Commitment Amount (each a "Draw Down") during the Commitment Period, which Draw Downs the Purchaser shall be obligated to accept, subject to the terms and conditions of this Agreement. Before the Company shall exercise a Draw Down, the Company shall have caused a sufficient number of shares of Common Stock to be registered to cover the Draw Down Shares to be issued in connection with such Draw Down.

          (b) Only one Draw Down shall be allowed in each Draw Down Pricing Period and any subsequent Draw Down Pricing Period shall not commence until the Trading Cushion has elapsed since the end of the previous Draw Down Pricing Period. The number of shares of Common Stock purchased by the Purchaser with respect to each Draw Down shall be determined as set forth in Section 6.1(d) herein and settled on the second Trading Day immediately following the end of the applicable Draw Down Pricing period (each such settlement period and each such settlement date referred to as a "Settlement Period" and a "Settlement Date", respectively).

          (c) The maximum Investment Amount as to each Draw Down shall be equal to A multiplied by B, where A equals a number of shares of Common Stock equal to 10% of the total trading volume during the 10 Trading Days immediately prior to the applicable Draw Down Pricing Period and B equals the average of each of the VWAPs during such 10 Trading Day period, or an amount mutually agreed upon in writing by the Company and the Purchaser.

          (d) The number of Shares of Common Stock to be issued on each Settlement Date shall be a number of shares equal to the sum of the quotients (for each Trading Day within the Settlement Period) of (x) 10% of the Investment Amount divided by (y) the Purchase Price on each Trading Day within the Settlement Period, subject to the following adjustments:

               (i) if the Purchase Price on a given Trading Day is less than the applicable Threshold Price, then such Trading Day shall be withdrawn from the Draw Down Pricing Period; and

               (ii) if during any Trading Day during the Draw Down Pricing Period trading of the Common Stock on the Trading Market is suspended for more than 3 hours, in the aggregate, or if any Trading Day during the Draw Down Pricing Period is shortened because of a public holiday, then such Trading Day shall be withdrawn from the Draw Down Pricing Period; and

               (iii) if during any Trading Day during the Draw Down Pricing Period sales of Draw Down Shares pursuant to the Registration Statement are suspended by the Company for more than three (3) hours, in the aggregate, then such Trading Day shall be withdrawn from the Draw Down Pricing Period.

          (e) The Company must inform the Purchaser by delivering a draw down notice, in the form of Exhibit D hereto (the "Draw Down Notice"), via facsimile transmission in accordance with Section 8.3, as to the amount of the Draw Down (the "Investment Amount") the Company wishes to exercise. The Draw Down Notice shall also inform the Purchaser of the first day of the Draw Down Pricing Period, which, unless otherwise agreed to in writing by the parties, shall be the first Trading Day following the date such Draw Down Notice is received (the "Commencement Date"). At no time shall the Purchaser be required to purchase more than the maximum Investment Amount for a given Draw Down Pricing Period. The Company shall have the right to notify the Purchaser that Draw Downs shall be continuous pursuant to a Draw Down Notice until such time that the Company elects to suspend such Draw Down Notice. In the event of a continuous Draw Down Notice, the Company must give at least 2 Trading Days' written notice of suspension to the Purchaser and in no event shall a suspension of a Draw Down occur prior to the end of any pending Draw Down Pricing Periods. On or before any Trading Day that a Draw Down Notice is delivered or notice of suspension of Draw Downs is delivered, the Company shall have filed with the Commission a prospectus supplement pursuant to Rule 424 under the Securities Act setting forth the terms of the Draw Down Notice or suspension notice.

          (f) On the Trading Day immediately following the last day of the Settlement Period, the Company shall deliver and the Purchaser shall acknowledge a settlement statement (the "Settlement Statement") setting forth the number of Draw Down Shares issuable and the aggregate Purchase Price as to such Settlement Period. On the Settlement Date as to such Draw Down, the Draw Down Shares purchased pursuant to such Settlement Statement shall be delivered to the Depository Trust Company ("DTC") account of the Purchaser, or its designees, as designated by the Purchaser in the Settlement Statement, via DTC's Deposit Withdrawal Agent Commission system ("DWAC"). Upon the Company electronically delivering such Draw Down Shares to the DTC account of the Purchaser, or its designees, via DWAC by 1:00 p.m. ET, the Purchaser shall, on the same day (or the next Business Day if such day is not a Business Day) wire transfer immediately available funds to the Company's bank account, as designated by the Company in the Settlement Statement, for the amount of the aggregate Purchase Price of such Draw Down Shares. Upon the Company electronically delivering the Draw Down Shares to the Purchaser or its designee's DTC account via DWAC after 1:00 p.m. ET, the Purchaser shall wire transfer next day available funds to the Company's designated account on such day. At the sole election of the Purchaser, the Purchaser may elect to pay any broker fees disclosed in the schedules attached to this Agreement directly to the brokers pursuant to written instructions from any such broker broker.

          (g) The Company understands that a delay in the delivery of the Shares to the Purchaser beyond the Settlement Date could result in economic loss to the Purchaser. In addition to the Purchaser's other available remedies, the Company shall pay to the Purchaser, in cash, as partial liquidated damages and not as a penalty, for each $1,000 of Shares (based on the Closing Price of the Common Stock on the applicable Settlement Date) required to be delivered on the Settlement Date, $10 per Trading Day (increasing to $20 per Trading Day five (5) Trading Days after such damages have begun to accrue) for each Trading Day after the Settlement Date until such Shares are delivered pursuant to this Article VI. Nothing herein shall limit the Purchaser's right to pursue actual damages for the Company's failure to deliver certificates representing any Securities as required by the Transaction Documents, and the Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

                                  ARTICLE VII.
                                   TERMINATION

     7.1 Term. The term of this Agreement shall begin on the date hereof and shall end 24 months from the date hereof or as otherwise set forth in Section 7.2.

     7.2 Other Termination.

          (a) This Agreement shall terminate if (i) the Common Stock is de-listed from the Trading Market unless such de-listing is in connection with a subsequent listing on another Trading Market, (ii) the Company files for protection from creditors under any applicable law or (iii) the Company withdraws the Registration Statement.

          (b) The Company may terminate this Agreement upon 5 Trading Day's notice if the Purchaser shall fail to fund a properly noticed Draw Down within 5 Trading Days of the end of the applicable Settlement Period.

          (c) The Company may terminate this Agreement upon one Trading Day's written notice to the Purchaser if this Agreement violates or may result in a breach of any other agreement to which the Company is party; provided, however, that no such termination shall be effective until after the full completion and settlement of any pending Draw Down Pricing Periods pursuant to the terms of this Agreement.

     7.3 Effect of Termination. In the event of termination of this Agreement pursuant to Section 7.2 herein, written notice thereof shall forthwith be given to the other party and the transactions contemplated by this Agreement shall be terminated without further action by either party. If this Agreement is terminated as provided in Section 7.1 or 7.2 herein, this Agreement shall become void and of no further force and effect, except for Section 4.7 and Article 8 herein, which shall survive the termination of this Agreement. Nothing in this
Section 7.3 shall be deemed to release the Company or the Purchaser from any liability for any breach under this Agreement, or to impair the rights of the Company or the Purchaser to compel specific performance by the other party of its obligations under this Agreement.

                                 ARTICLE VIII.
                                  MISCELLANEOUS

     8.1 Fees and Expenses. At the Initial Closing, the Company has agreed to reimburse the Purchaser the non-accountable sum of $20,000, for its legal fees and expenses, $10,000 which has been paid prior to the Closing. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchaser.

     8.2 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

     8.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the 2nd Trading Day following the date of mailing, if sent by U.S.

nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

     8.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

     8.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     8.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors. Neither party may assign this Agreement or any rights or obligations hereunder (other than by merger).

     8.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.7.

     8.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the
City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

     8.9 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities.

     8.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf" signature page were an original thereof.

     8.11 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

     8.12 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

     8.13 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchaser and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agrees to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

     8.14 Liquidated Damages. The Company's obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

     8.15 Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.





                            (Signature Pages Follow)

            IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


CEL-SCI CORP.                                     Address for Notice:
                                                  ------------------



By: /s/ Patricia B. Prichep                       8229 Boone Blvd. #802
     Name: Patricia B. Prichep                    Vienna, VA 22182
     Title: Senior Vice President of Operations

With a copy to (which shall not constitute notice):






                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                    SIGNATURE PAGE FOR PURCHASER FOLLOWS]

        [PURCHASER SIGNATURE PAGES TO CVM SECURITIES PURCHASE AGREEMENT]

     IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


Name of Purchaser: Ascendiant Capital Group, LLC
                   ---------------------------------------------------------
Signature of Authorized Signatory of Purchaser:   /s/ Mark Bergendahl
                                                ----------------------------
Name of Authorized Signatory:  Mark Bergendahl
                               ---------------------------------------------
Title of Authorized Signatory: Managing Director
                               ---------------------------------------------
Email Address of Purchaser:
                            ------------------------------------------------
Fax Number of Purchaser:
                            ------------------------------------------------

Address for Notice of Purchaser:

18881 Von Karman
Suite 1600
Irvine, CA 92612


Address for Delivery of Securities for Purchaser (if not same as above):





Commitment Amount:
Shares:
EIN Number:  [PROVIDE THIS UNDER SEPARATE COVER]


                           [SIGNATURE PAGES CONTINUE]

                               CEL-SCI CORPORATION

Schedule 3.1(a): Viral Technologies Inc. - wholly owned subsidiary of CEL-SCI Corporation

Schedule 3.1(g):

Common Stock
------------

     Between July 1, 2008 and December 30, 2008 CEL-SCI issued 5,745,595 shares of its common stock to various persons for $500,000 in cash, payment of rent, payment of principal and interest on outstanding convertible notes, and for services provided to CEL-SCI.

                                                     Number of
                                                       Shares
                                                     ---------
   Shares of common stock outstanding as of
   December 30, 2008                                123,578,969

      The following lists additional shares of CEL-SCI's common stock which may be issued:

                                                          Number of      Note
                                                            Shares    Reference

   Shares issuable upon exercise of Series L
    and M warrants                                        20,043,335        A

   Shares issuable as payment of interest on
      the Series K notes between now and due date            519,102        B

   Shares issuable as payment of principal on
      the Series K notes                                   2,500,955        B

   Shares issuable upon the exercise of the
     Series K warrants                                     6,601,394        B

   Shares issuable upon the exercise of the Series N
      warrants                                             2,075,084        C

   Shares issuable upon the exercise of warrants
     held by private investors                             8,764,272        D

   Shares issuable upon exercise of options granted
     to CEL-SCI's officers,  directors, employees,
     consultants, and third parties                       13,149,831        E

A. In April 2007, CEL-SCI sold 20,000,000 Units to Korral Partners, an institutional investor, for $15,000,000. Each Unit was priced at $0.75 and consisted of one share of CEL-SCI's common stock, one-half of a Series L warrant and one-half of a Series M warrant. Immediately after this sale Korral Partners sold the 20,000,000 shares of CEL-SCI's common stock and the 10,000,000 Series M warrants to 19 foreign investors. Korral Partners retained the 10,000,000 Series L warrants.

      Pursuant to a previously granted right of participation two investors in CEL-SCI's August 2006 financing purchased 43,333 Units, which were identical to the Units sold to Korral Partners, at a price of $0.75 per Unit.

      Each Series L warrant allows the holder to purchase one share of CEL-SCI's common stock for $0.75. Each Series M warrant allows the holder to purchase one share of CEL-SCI's common stock for $2.00. The Series L and M warrants expire on April 17, 2012.

      In September 2008, 2,250,000 of the Series L warrants were repriced to $0.56 and their expiration date was extended one year to April 17, 2013.

B. In August 2006, CEL-SCI sold Series K convertible notes, plus Series K warrants, to independent private investors for $8,300,000. The notes bear interest annually at the greater of 8% or 6 month LIBOR plus 3% per year. The Notes are due and payable on August 4, 2011 and are secured by substantially all of CEL-SCI's assets.

      At the holder's option, the Series K notes are convertible into shares of CEL-SCI's common stock at a Conversion Price of $0.75. The Series K warrants allow the holders to purchase up to 6,601,394 shares of CEL-SCI's common stock at a price of $0.75 per share at any time prior to February 4, 2012.

      If CEL-SCI sells any additional shares of common stock, or any securities convertible into common stock at a price below the then applicable Conversion Price, the Conversion Price will be lowered to the price at which the shares were sold or the lowest price at which the securities are convertible, as the case may be. If CEL-SCI sells any additional shares of common stock, or any securities convertible into common stock at a price above the Conversion Price, but below the average closing price of CEL-SCI's common stock over the five trading days prior to the sale of the shares, the Conversion Price will be lowered to a price determined by a formula contained in the Notes. The Conversion Price will also be proportionately adjusted in the event of any stock splits.

      If CEL-SCI sells any additional shares of common stock, or any securities convertible into common stock at a price below the then applicable exercise price of the Series K warrants, the warrant exercise price will be lowered to the price at which the shares were sold or the lowest price at which the securities are convertible, as the case may be.

      At CEL-SCI's election, and under certain conditions, CEL-SCI may use shares of its common stock to make interest or principal payments on the Series

K notes. The actual number of shares which may be issued as payment of interest or principal may increase if the price of CEL-SCI's common stock is below the then applicable conversion price of the Series K notes.

      To the extent CEL-SCI uses its shares to make principal payments on the notes, the number of shares which may be issued upon the conversion of the notes may be less due to reduction in the outstanding principal balance of the notes.

      The actual number of shares which will ultimately be issued upon the payment or conversion of the Series K notes (if any) will vary depending upon a number of factors, including CEL-SCI's election to use shares of its common stock to pay principal or interest on the Series K notes.

      Since August 2006 the principal balance of the notes have been reduced as a result of conversions and payments by CEL-SCI. As of December 30, 2008 notes in the principal amount of $1,875,716 were outstanding.

      So long as the Series K notes are outstanding, the holders of the Series K notes have the right to participate in any subsequent financings involving CEL-SCI.

C. On August 18, 2008, CEL-SCI sold 1,383,389 shares of common stock and 2,075,084 Series N warrants in a private financing for $1,037,500. The shares were sold at a price of $0.75 per share. Each Series N warrant entitles the holder to purchase one share of CEL-SCI's common stock at a price of $0.75 per share at any time prior to August 18, 2014. The securities sold in August 2008 are restricted securities and do not have any registration rights.

      If CEL-SCI sells any additional shares of common stock, or any securities convertible into common stock at a price below the then applicable exercise price of the Series N warrants, the warrant exercise price will be lowered to the price at which the shares were sold or the lowest price at which the securities are convertible, as the case may be.

D. Between May 30, 2003 and August 18, 2008 CEL-SCI sold shares of its common stock in private transactions. In some cases warrants were issued as part of financings. As of December 30, 2008 warrants to purchase 8,764,272 shares of CEL-SCI's common stock were outstanding. The warrants are exercisable at prices ranging between $0.47 and $2.00 per share and expire at various dates between April 2009 and February 2015.

E. The options are exercisable at prices ranging from $0.16 to $4.50 per share. CEL-SCI may also grant options to purchase additional shares under its Incentive Stock Option and Non-Qualified Stock Option Plans.

Schedule 3.1(i): Between July 1, 2008 and December 30, 2008 CEL-SCI issued 5,745,595 shares of its common stock to various persons for $500,000 in cash, payment of rent, payment of principal and interest on outstanding convertible notes, and for services provided to CEL-SCI. Of the shares issued since July 1, 2008, 334,448 shares were issued to Maximilian de Clara, the President and a director of CEL-SCI, in payment of salary.

      In December 2008 CEL-SCI borrowed $100,000 from Maximilian de Clara, CEL-SCI's President and a director. The loan bears interest at 15% per year and is payable on March 27, 2009.

Schedule 3.1(q): In December 2008 CEL-SCI borrowed $100,000 from Maximilian de Clara, CEL-SCI's president and a director. The loan bears interest at 15% per year and is payable on March 27, 2009.

Schedule 3.1(s):  None

                                HART & TRINEN, LLP                    EXHIBIT B
                                 ATTORNEYS AT LAW
                              1624 Washington Street
                                 Denver, CO 80203
William T. Hart, P.C.                ________         Email:  harttrinen@aol.com
Donald T. Trinen                                      Facsimile:  (303) 839-5414
                                 (303) 839-0061

                                December 30, 2008

Ascendiant Capital Group, LLC
18881 Von Karman
16th Floor
Irvine, CA  92612


      We have acted as counsel to CEL-SCI Corp., a Colorado corporation (the "Company"), in connection with the execution and delivery by the Company of the Securities Purchase Agreement dated as of December 30, 2008 (the "Agreement"), by and among the Company and the purchasers identified on the signature pages thereto (the "Purchasers"). This opinion is given to you pursuant to Article V of the Agreement. (Capitalized terms not otherwise defined herein are defined as set forth in the Agreement.)

      We have participated in the preparation and negotiation of the Agreement and the Exhibits and Schedules thereto, and the other documents referred to therein. We also have examined such certificates of public officials, corporate documents and records and other certificates, opinions, agreements and instruments and have made such other investigations as we have deemed necessary in connection with the opinions hereinafter set forth.

      Based on the foregoing and upon such investigation as we have deemed necessary, we give you our opinion as follows:

     1. The Company is a corporation duly organized, validly existing and in good standing under the laws of Colorado. The Company has all requisite power and authority, and all material governmental licenses, authorizations, consents and approvals, required to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted (all as described in the Company's SEC Reports filed in the last 12 months). The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to qualify could have a Material Adverse Effect on the Company.

     2. Each of the following subsidiaries of the Company (the "Subsidiaries") is a corporation, duly organized and in good standing under the laws of the state of organization, as noted: Viral Technologies Inc. - Delaware.

     3. The Company has all requisite power and authority to execute, deliver and perform the Transaction Documents, to issue, sell and deliver the Securities pursuant to the Transaction Documents and to carry out and perform its obligations under, and to consummate the transactions contemplated by, the Transaction Documents.

     4. All action on the part of the Company, its directors and its stockholders necessary for the authorization, execution and delivery by the Company of the Transaction Documents, the authorization, issuance, sale and delivery of the Securities pursuant to the Agreement, and the consummation by the Company of the transactions contemplated by the Transaction Documents has been duly taken. The Transaction Documents have been duly and validly executed and delivered by the Company and constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with their terms, except (a) that such enforceability may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights in general and (b) that the remedies of specific performance and injunctive and other forms of injunctive relief may be subject to equitable defenses.

     5. After giving effect to the transactions contemplated by the Agreement, and immediately after the Closing, the authorized capital stock of the Company will consist of: an aggregate of 300,000,000 shares of Common Stock, of which 123,578,969 shares will be issued and outstanding and 38,984,058 shares will be reserved for issuance upon conversion of issued and outstanding options, warrants and other derivative securities, 12,594,831 shares will be reserved for issuance to employees, officers and directors under the Company's [Stock Option Plans], of which 4,745,266 shares are subject to currently outstanding incentive stock option grants and 7,849,565 shares are subject to currently outstanding non-qualified stock option grants. All presently issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable and free of any preemptive or similar rights, and have been issued in compliance with applicable securities laws and regulations. The shares of Common Stock which are being issued on the date hereof pursuant to the Agreement have been duly authorized and validly issued and are fully paid and nonassessable and free of preemptive or similar rights, and have been issued in compliance with applicable securities laws, rules and regulations. To our knowledge, except for rights described in Schedule 3.1(g) of the Agreement, there are no other options, warrants, conversion privileges or other rights presently outstanding to purchase or otherwise acquire from the Company any capital stock or other securities of the Company, or any other agreements to issue any such securities or rights. The rights, privileges and preferences of the Common Stock are as stated in the Company's Articles of Incorporation.

     6. To our knowledge, the Company has filed all reports (the "SEC Reports") required to be filed by it under Sections 13(a) and 15(d) of the Exchange Act of 1934, as amended (the "Exchange Act"). As of their respective filing dates, the SEC Reports complied in all material respects as to form with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder.

     7. The execution, delivery and performance by the Company of, and the compliance by the Company with the terms of, the Transaction Documents and the issuance, sale and delivery of the Securities pursuant to the Agreement do not
(a) conflict with or result in a violation of any provision of law, rule or regulation having applicability to the Company or its Subsidiaries or of the certificate of incorporation or by-laws or other similar organizational documents of the Company or its Subsidiaries, (b) conflict with, result in a breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or result in or permit the termination or modification of, any agreement, instrument, order, writ, judgment or decree known to us to which the Company of its Subsidiaries is a party or is subject or (c) result in the creation or imposition of any lien, claim or encumbrance on any of the Company's or its Subsidiaries' assets or properties.

     8. To our knowledge, there is no claim, action, suit, proceeding, arbitration, investigation or inquiry, pending or threatened, before any court or governmental or administrative body or agency, or any private arbitration tribunal, against the Company or its Subsidiaries, or any of its officers, directors or employees (in connection with the discharge of their duties as officers, directors and employees), or affecting any of its properties or assets.

     9. No consent, license, permit, waiver, approval or authorization of, or designation, declaration, registration or filing with, any court, governmental or regulatory authority, or self-regulatory organization, is required in connection with the valid execution, delivery and performance by the Company of the Transaction Documents, or the offer, sale, issuance or delivery of the Securities or the consummation of the transactions contemplated thereby.

     10. The Company is not an Investment Company within the meaning of the Investment Company Act of 1940, as amended.

     11. The Registration Statement has been declared effective by the Commission and no stop order is in effect with respect to the Registration Statement. Assuming compliance by the Purchaser with the "Plan of Distribution" caption of the Registration Statement and timely compliance by the Purchaser with all prospectus delivery requirements, the shares shall be freely transferable by Purchaser.

     12. Nothing has come to our attention that has caused us to believe that the Registration Statement and the Prospectus at the time the Registration
Statement became effective and as of the date of this opinion contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; however, we express no opinion with respect to the financial statements and the notes thereto and the schedules and other financial and statistical data derived therefrom included in the Registration Statement or the Prospectus.]

                                          Very truly yours,

                                          HART & TRINEN, LLP


                                          By   /s/ William T. Hart
                                               -------------------------
                                                William T. Hart

                                    EXHIBIT D

                   DRAW DOWN NOTICE/COMPLIANCE CERTIFICATE

                                  CEL-SCI CORP.

      The undersigned hereby certifies, with respect to shares of Common Stock of Cel-Sci Corp (the "Company") issuable in connection with this Draw Down Notice and Compliance Certificate dated _____________ (the "Notice"), delivered pursuant to the Securities Purchase Agreement dated as of ______, 2008 (the "Agreement"), as follows:

            1. The undersigned is the duly appointed Chief Executive Officer or Chief Financial Officer of the Company.


            2. Except as set forth on the schedules attached hereto or in the SEC Documents (as defined in the Agreement), the representations and warranties of the Company set forth in the Agreement are true and correct in all material respects as though made on and as of the date hereof, except for representations and warranties are expressly made as of a particular date.

            3. The Company has performed in all material respects all covenants and agreements and conditions required under the Agreement to be performed by the Company on or prior to the date of this Draw Down Notice.

            4.    The Investment Amount is $___________.

            5. Draw Downs shall commence on ____________ and end after [check one]:

                  a. ______ the completion of ___ Draw Down Pricing Periods.

                  b. ______ until written notice to you that Draw Downs have been suspended provided that no pending Draw Down may be suspended.

            .6. The Threshold Price for purposes of this Draw Down is
                  $-------.

      The  undersigned  has  executed  this   Certificate  this  ____  day  of
__________, _____.

                                          CEL-SCI CORP.


                                          By:
                                               -------------------------------
                                               Name:
                                               Title: